Exhibit 10.3

Loan No.: 1008459

ADDITIONAL LENDER SUPPLEMENT

THIS ADDITIONAL LENDER SUPPLEMENT (this “Supplement”), is made as of August 27, 2013, by and between the undersigned Additional Lenders (as defined in the Loan Agreement (as hereinafter defined)) under that certain Term Loan Agreement dated as of November 20, 2012, as amended by First Amendment to Term Loan Agreement of even date herewith (as so amended and as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware, RLJ LODGING TRUST, a Maryland real estate investment trust,  the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein and not defined herein have the meanings provided therefor in the Loan Agreement.

W I T N E S S E T H

WHEREAS, Section 2.16(a).of the Loan Agreement provides that the Borrower has the right to increase the aggregate amount of the Commitments under the Loan Agreement subject to the certain conditions contained therein, and Borrower has requested that the aggregate amount of the Commitments be increased to $225,000,000; and

WHEREAS, each of the financial institutions listed below (each, an “Increasing Lender”) is an existing Lender currently party to the Loan Agreement and has agreed, subject to the terms and conditions of this Supplement, to increase its Commitment by the amount, and make an Additional Loan Advance in the amount (as applicable to each Increasing Lender, the “Increased Commitment Amount”), set forth below:

Increasing Lender	Increased Commitment Amount

Wells Fargo Bank, National Association	$15,000,000

PNC Bank, National Association	$15,000,000

Capital One, N.A.	$15,000,000

Branch Banking and Trust Company	$5,000,000

WHEREAS, each of the financial institutions listed below (each, a “New Lender”) has agreed, subject to the terms and conditions of this Supplement, to provide to a new Commitment and make an Additional Loan Advance in the amount (as applicable to each New Lender, the “New Commitment Amount”) set forth below:

New Lender	New Commitment Amount

Regions Bank	$30,000,000

Royal Bank of Canada	$20,000,000

WHEREAS, to implement the foregoing increased and new Commitments, the parties hereto hereby agree to execute and deliver this Supplement to the Loan Agreement in accordance with Section 2.16. of the Loan Agreement;

NOW, THEREFORE, the parties hereto hereby agrees as follows:

1.                                      Increased Lenders.  Effective on the effective date of this Supplement pursuant to Section 3 below, each of the undersigned Increasing Lenders hereby agrees to increase its Commitment by the amount of its applicable Increased Commitment Amount.

2.                                      New Lenders.

a.                                      Each of the undersigned New Lenders agrees to be bound by the provisions of the Loan Agreement and agrees that it shall, on the effective date of this Supplement pursuant to Section 3 below, become a Lender for all purposes of the Loan Agreement to the same extent as if originally a party thereto, and to extend a Commitment in the amount of its applicable New Commitment Amount. Unless otherwise specified in this Supplement, for all purposes of the Loan Agreement (as amended hereby), each of the New Lenders and its respective Commitment shall be deemed to constitute a Lender and a Commitment, respectively, under and as defined in the Loan Agreement.

b.                                      Each of the undersigned New Lenders (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 9.1. and 9.2. thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; and (f) if it is a Foreign Lender, confirms that it has delivered any documentation to the Administrative Agent and the Borrower required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by it.

3.                                      Effective Date. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.16. of the Loan Agreement and (b)

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receipt by each of the undersigned Increasing Lenders and the undersigned New Lenders of such fees as are due and owing to it in connection with its increased or new Commitment.

4.                                      Acceptance of New and Increased Commitments.. Effective as of the date provided in Section 3 above (a) Borrower hereby agrees to and accepts the increased and new Commitments provided for herein, and Parent Guarantor and Administrative Agent hereby consent thereto and (b) the parties hereto acknowledge and agree that the Commitments of the Lenders are as set forth in Schedule I hereto, which replaces Schedule I to the Loan Agreement.

5.                                      Additional Loan Advances. Notwithstanding anything to the contrary contained in the Loan Agreement, the parties hereto agree that Borrower shall have the right to request and has requested that the Additional Loan Advances provided for in this Supplement be disbursed on August 30, 2013 (the “Borrowing Date”).  Subject to Section 3 above, each Increasing Lender and New Lender severally and not jointly agrees on the Borrowing Date to make its portion of the Additional Loan Advances provided for in this Supplement to the Borrower on the Borrowing Date, in a principal amount equal to such Increasing Lender’s Increased Commitment Amount or such New Lender’s New Commitment Amount, as applicable, in accordance with Section 2.16.(c) of the Loan Agreement.

6.                                      Loan Document. This Supplement shall constitute a Loan Document.

7.                                      Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such State.

8.                                      Counterparts. To facilitate execution, this Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Wells Fargo Bank, National Association,
as an Increasing Lender

By:	/s/ Mark F. Monahan
Name:	Mark F. Monahan
Title:	Senior Vice President

Signature Page to

Additional Lender Supplement

Capital One, N.A.,
as an Increasing Lender

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

Signature Page to

Additional Lender Supplement

PNC Bank, National Association,
as an Increasing Lender

By:	/s/ William R. Lynch
Name:	William R. Lynch
Title:	Senior Vice President

Signature Page to

Additional Lender Supplement

Branch Bank and Trust Company,
as an Increasing Lender

By:	/s/ Glenn A. Page
Name:	Glenn A. Page
Title:	Senior Vice President

Signature Page to

Additional Lender Supplement

Regions Bank,
as a New Lender

By:	/s/ Lee Surtees
Name:	Lee Surtees
Title:	Vice President

Signature Page to

Additional Lender Supplement

Royal Bank of Canada,
as a New Lender

By:	/s/ Joshua Freedman
Name:	Joshua Freedman
Title:	Authorized Signatory

Signature Page to

Additional Lender Supplement

Accepted and agreed to as of the date first written above:

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

	By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J. Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

Signature Page to

Additional Lender Supplement

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Mark F. Monahan
Name:	Mark F. Monahan
Title:	Senior Vice President

Signature Page to

Additional Lender Supplement

SCHEDULE I

LENDERS AND COMMITMENTS

Lenders	Commitment
Wells Fargo Bank, National Association	$65,000,000
PNC Bank, National Association	$40,000,000
Capital One, N.A.	$40,000,000
Regions Bank	$30,000,000
Raymond James Bank, N.A.	$20,000,000
Royal Bank of Canada	$20,000,000
Branch Banking and Trust Company	$10,000,000

Total Commitments	$225,000,000